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                                  WAIVER LETTER


                                                           As of October 8, 2003
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
ABFS Balapointe, Inc.                                      American Business Financial Services, Inc.

American Business Credit, Inc.                             HomeAmerican Credit, Inc. d/b/a Upland Mortgage

American Business Mortgage Services, Inc.                  JPMorgan Chase Bank, as Indenture Trustee

Chrysalis Warehouse Funding, LLC                           ABFS Mortgage Loan Warehouse Trust 2003-1
c/o Chrysalis Management Group, LLC                        c/o Wilmington Trust Company
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         Re: ABFS Mortgage Loan Warehouse Trust 2003-1
             -----------------------------------------

         Reference is made to (i) the Sale and Servicing Agreement, dated as of September 22, 2003 (the "Sale and Servicing Agreement"), among ABFS Balapointe, Inc., American Business Credit, Inc. ("ABC"), HomeAmerican Credit, Inc. d/b/a Upland Mortgage ("Upland"), American Business Mortgage Services, Inc. ("ABMS"), American Business Financial Services, Inc. (the "Sponsor"), ABFS Mortgage Loan Warehouse Trust 2003-1 (the "Issuer") and JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee"), (ii) the Indenture, dated as of September 22, 2003 (the "Indenture"), between the Issuer and the Indenture Trustee and (iii) the 3/02 Amended and Restated Senior Secured Credit Agreement, dated March 15, 2002 (as amended by the 12/02 Amendment, the 3/03 Amendment, the 3/31/03 Amendment and the 9/03 Amendment, the "Credit Agreement"), among ABC, Upland, ABMS, Tiger Relocation Company, ABFS Residual 2002, Inc., the Sponsor and JPMorgan Chase Bank, as lender and agent (the "Lender"). Capitalized terms used herein but not defined herein shall have the meanings given in Appendix I to the Sale and Servicing Agreement and the Indenture and in the Credit Agreement, as applicable.

         The undersigned, as Note Purchaser and 100% Noteholder under the Sale and Servicing Agreement and the Indenture and as Agent and Lender under the Credit Agreement, as applicable, hereby:

         (i) waives the failure by the Sponsor and its Subsidiaries or Affiliates, as applicable, to comply, on September 30, 2003 and on each date thereafter through and including November 30, 2003, with the terms of (x) clause (ii) of the definition of Amortization Event in Appendix I to the Sale and Servicing Agreement and the Indenture and (y) Section 11.10 of the Credit Agreement, in each case, regarding the maintenance of GAAP Net Worth of $28,000,000; provided, that such waiver is granted in return for the Sponsor's agreement to a modification of said clause (ii) and said Section
              11.10 to institute a new GAAP Net Worth test of $25,000,000 for the periods ending October 31, 2003 and November 30, 2003; and


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         (ii) waives the failure by the Sponsor and its Subsidiaries or
              Affiliates, as applicable, to comply, prior to the date hereof and on any date hereafter up to and including October 14, 2003, with the terms of clause (vi) of the definition of Amortization Event in Appendix I to the Sale and Servicing Agreement and the Indenture regarding the maintenance of an additional warehouse line, and the undersigned hereby agrees that said clause (vi) shall be deemed to be modified to change the reference to the date "October 3, 2003" to "October 14, 2003".

         Except as expressly provided herein, all provisions, terms and conditions, covenants and representations and warranties of the Sale and Servicing Agreement and the Indenture remain in full force and effect. The waiver provided by this letter shall be effective only with respect to the matter described hereinabove and shall not be deemed to constitute a waiver as to any other transaction or occurrence.



                           JPMORGAN CHASE BANK, as Note
                                Purchaser and 100% Noteholder and as Agent and Lender


                           By: /s/ Michael W. Nicholson
                               ------------------------------------
                               Name: Michael W. Nicholson
                               Title: Senior Vice President